UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2015

Electrum Special Acquisition Corporation
(Exact Name of Registrant as Specified in Charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-37421 (Commission File Number)	N/A (I.R.S. Employer Identification Number)

700 Madison Avenue, 5th Floor New York, NY (Address of principal executive offices)	10065 (Zip code)

(646) 365-1600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry Into a Material Definitive Agreement.

On June 10, 2015, the Registration Statement on Form S-1 (the “Registration Statement”) relating to the initial public offering (the “IPO”) of units (“Units”) of Electrum Special Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. On that date, the Company entered into various agreements filed as exhibits to the Registration Statement. The material terms of such agreements, as well as the amended and restated memorandum and articles of association of the Company filed in connection with the offering, are fully described in the Company’s final prospectus, dated June 10, 2015 as filed with the SEC on June 11, 2015. This Current Report on Form 8-K is being filed to file such executed agreements and the filed amended and restated memorandum and articles of association.

Item 8.01. Other Events.

On June 16, 2015, the Company consummated the IPO, in which it issued an aggregate of 20,000,000 Units, including 2,500,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one ordinary share and one warrant to purchase one-half of one ordinary share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. In connection with the closing of the IPO, the underwriters notified the Company that they would not be exercising the remainder of their over-allotment option. As a result, the Company’s initial stockholders prior to the IPO forfeited an aggregate of 31,250 ordinary shares so that such stockholders continue to collectively own 20.0% of the Company’s issued and outstanding ordinary shares after the IPO.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of 14,050,000 warrants (“Private Placement Warrants”) purchased by the Company’s sponsor, ESAC Holdings LLC, and an entity controlled by Dwight W. Anderson, one of the Company’s directors, at a price of $0.50 per Private Placement Warrant, generating total proceeds of $7,025,000.

The Private Placement Warrants are identical to the warrants included in the Units sold in the IPO, except the Private Placement Warrants will be non-redeemable and may be exercised on a cashless basis, at the holder’s option, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. The purchasers have also agreed not to transfer, assign or sell any of the Private Placement Warrants or underlying securities (except to their permitted transferees) until 30 days after the completion of the Company’s initial business combination.

On June 11, 2015, the Company issued a press release regarding the pricing of the IPO, a copy of which is filed herewith as Exhibit 99.1, and which is incorporated herein by reference.

On June 16, 2016, the Company issued a press release announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option, a copy of which is filed herewith as Exhibit 99.2, and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated June 10, 2015, by and between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.1(a)	Letter Agreement, dated June 10, 2015, among Electrum Special Acquisition Corporation, ESAC Holdings LLC and Electrum Strategic Opportunities Fund L.P.

10.1(b)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Thomas S. Kaplan.

10.1(c)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Eric N. Vincent.

10.1(d)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Ospraie Partners LLC.

10.1(e)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Dwight W. Anderson.

10.1(f)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Marc S. Goodman.

10.1(g)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and David W. Peat.

10.1(h)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Thomas A. Ronzetti III.

10.1(i)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Diana J. Walters.

10.2	Investment Management Trust Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.3	Private Placement Warrants Purchase Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and Ospraie Partners LLC.

10.4	Amended and Restated Private Placement Warrants Purchase Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and ESAC Holdings LLC.

10.5	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and The Electrum Group LLC regarding administrative support.

10.6	Registration Rights Agreement, dated June 10, 2015, among Electrum Special Acquisition Corporation, ESAC Holdings LLC and the other parties thereto.

99.1	Press Release of Electrum Special Acquisition Corporation dated June 11, 2015.

99.2	Press Release of Electrum Special Acquisition Corporation dated June 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 16, 2015

Electrum Special Acquisition Corporation

By:	/s/ Eric N. Vincent
Name: Eric N. Vincent
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1	Underwriting Agreement, dated June 10, 2015, by and between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.1(a)	Letter Agreement, dated June 10, 2015, among Electrum Special Acquisition Corporation, ESAC Holdings LLC and Electrum Strategic Opportunities Fund L.P.

10.1(b)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Thomas S. Kaplan.

10.1(c)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Eric N. Vincent.

10.1(d)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Ospraie Partners LLC.

10.1(e)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Dwight W. Anderson.

10.1(f)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Marc S. Goodman.

10.1(g)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and David W. Peat.

10.1(h)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Thomas A. Ronzetti III.

10.1(i)	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and Diana J. Walters.

10.2	Investment Management Trust Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and Continental Stock Transfer & Trust Company.

10.3	Private Placement Warrants Purchase Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and Ospraie Partners LLC.

10.4	Amended and Restated Private Placement Warrants Purchase Agreement, dated as of June 10, 2015, between Electrum Special Acquisition Corporation and ESAC Holdings LLC.

10.5	Letter Agreement, dated June 10, 2015, between Electrum Special Acquisition Corporation and The Electrum Group LLC regarding administrative support.

10.6	Registration Rights Agreement, dated June 10, 2015, among Electrum Special Acquisition Corporation, ESAC Holdings LLC and the other parties thereto.

99.1	Press Release of Electrum Special Acquisition Corporation dated June 11, 2015.

99.2	Press Release of Electrum Special Acquisition Corporation dated June 16, 2015.